Putnam Large Cap Value Fund
The fund's portfolio
1/31/25 (Unaudited)

COMMON STOCKS (96.2%)(a)
	Shares	Value
Aerospace and defense (3.0%)
Northrop Grumman Corp.	984,303	$479,621,323
RTX Corp.	4,608,850	594,311,208

		1,073,932,531
Air freight and logistics (1.7%)
FedEx Corp.	2,283,186	604,747,476

		604,747,476
Automobiles (1.9%)
General Motors Co.	13,391,285	662,332,956

		662,332,956
Banks (9.0%)
Bank of America Corp.	21,332,284	987,684,749
Citigroup, Inc.	15,028,376	1,223,760,658
JPMorgan Chase & Co.	1,576,641	421,436,139
PNC Financial Services Group, Inc. (The)	2,936,104	590,010,099

		3,222,891,645
Beverages (2.5%)
Coca-Cola Co. (The)	13,610,862	864,017,520

		864,017,520
Biotechnology (4.2%)
AbbVie, Inc.	4,942,601	908,944,324
Regeneron Pharmaceuticals, Inc.(NON)	913,195	614,561,971

		1,523,506,295
Building products (1.2%)
Johnson Controls International PLC	5,715,776	445,830,528

		445,830,528
Capital markets (5.2%)
Charles Schwab Corp. (The)	7,538,477	623,582,817
CME Group, Inc.	2,171,136	513,517,087
Goldman Sachs Group, Inc. (The)	834,153	534,191,581
State Street Corp.	1,826,836	185,643,074

		1,856,934,559
Chemicals (3.7%)
Corteva, Inc.	8,883,432	579,821,607
DuPont de Nemours, Inc.	3,995,635	306,864,768
Eastman Chemical Co.	2,160,503	215,294,124
PPG Industries, Inc.	2,075,620	239,485,036

		1,341,465,535
Construction materials (1.5%)
CRH PLC	5,327,908	527,622,729

		527,622,729
Consumer finance (2.4%)
Capital One Financial Corp.	4,306,770	877,332,117

		877,332,117
Consumer staples distribution and retail (4.7%)
BJ's Wholesale Club Holdings, Inc.(NON)	2,489,143	246,549,614
Target Corp.	2,389,308	329,509,466
Walmart, Inc.	11,375,383	1,116,607,595

		1,692,666,675
Containers and packaging (0.5%)
Ball Corp.	3,053,533	170,081,788

		170,081,788
Electric utilities (4.2%)
NextEra Energy, Inc.	7,269,143	520,179,873
NRG Energy, Inc.	5,942,536	608,753,388
PPL Corp.	11,206,620	376,542,432

		1,505,475,693
Electronic equipment, instruments, and components (0.4%)
Vontier Corp.	4,075,550	157,112,453

		157,112,453
Financial services (1.6%)
Apollo Global Management, Inc.	3,468,673	593,073,710

		593,073,710
Health care equipment and supplies (1.7%)
Boston Scientific Corp.(NON)	5,973,176	611,414,295

		611,414,295
Health care providers and services (5.9%)
Cigna Group (The)	1,489,372	438,188,136
McKesson Corp.	1,217,748	724,255,623
UnitedHealth Group, Inc.	1,749,728	949,209,943

		2,111,653,702
Hotels, restaurants, and leisure (1.3%)
Hilton Worldwide Holdings, Inc.	1,790,508	458,495,384

		458,495,384
Household durables (2.1%)
PulteGroup, Inc.	6,502,113	739,810,417

		739,810,417
Household products (2.0%)
Procter & Gamble Co. (The)	4,436,530	736,419,615

		736,419,615
Industrial conglomerates (1.4%)
Honeywell International, Inc.	2,284,361	511,057,243

		511,057,243
Insurance (2.4%)
American International Group, Inc.	5,614,686	413,577,771
AXA SA (France)	11,893,881	451,219,986

		864,797,757
Life sciences tools and services (1.8%)
Thermo Fisher Scientific, Inc.	1,090,807	652,029,884

		652,029,884
Machinery (2.2%)
Ingersoll Rand, Inc.	5,061,734	474,790,649
Otis Worldwide Corp.	3,371,725	321,730,000

		796,520,649
Media (1.3%)
Charter Communications, Inc. Class A(NON)	842,847	291,195,210
Comcast Corp. Class A	5,434,096	182,911,671

		474,106,881
Metals and mining (1.2%)
Freeport-McMoRan, Inc.	11,765,045	421,776,863

		421,776,863
Office REITs (0.9%)
Vornado Realty Trust(R)	7,520,838	325,351,452

		325,351,452
Oil, gas, and consumable fuels (5.9%)
ConocoPhillips	4,035,220	398,800,793
Exxon Mobil Corp.	8,796,924	939,775,391
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	13,020,340	430,781,548
Valero Energy Corp.	2,524,544	335,764,352

		2,105,122,084
Passenger airlines (1.5%)
Southwest Airlines Co.	17,320,674	531,917,899

		531,917,899
Pharmaceuticals (3.2%)
AstraZeneca PLC ADR (United Kingdom)	6,532,983	462,273,877
Merck & Co., Inc.	2,086,829	206,220,442
Sanofi SA (France)	4,486,963	487,652,287

		1,156,146,606
Semiconductors and semiconductor equipment (2.6%)
NXP Semiconductors NV	1,669,849	348,247,009
Qualcomm, Inc.	3,435,312	594,068,504

		942,315,513
Software (4.8%)
Microsoft Corp.	2,178,756	904,314,465
Oracle Corp.	4,870,861	828,338,622

		1,732,653,087
Specialized REITs (1.1%)
American Tower Corp.(R)	760,488	140,652,256
Gaming and Leisure Properties, Inc.(R)	5,598,089	270,891,523

		411,543,779
Tobacco (2.4%)
Philip Morris International, Inc.	6,684,836	870,365,647

		870,365,647
Trading companies and distributors (1.1%)
United Rentals, Inc.	523,519	396,858,813

		396,858,813
Wireless telecommunication services (1.7%)
T-Mobile US, Inc.	2,638,792	614,759,372

		614,759,372

Total common stocks (cost $23,969,798,348)		$34,584,141,152

U.S. TREASURY OBLIGATIONS (0.0%)(a)
	Principal amount	Value
U.S. Treasury Notes
4.625%, 10/15/26(i)	$51,000	$52,035
4.00%, 12/15/27(i)	363,000	362,712
2.25%, 3/31/26(i)	480,000	472,990
0.625%, 8/15/30(i)	373,000	305,901
0.375%, 12/31/25(i)	1,075,000	1,038,537
0.375%, 11/30/25(i)	601,000	582,626

Total U.S. treasury obligations (cost $2,814,801)		$2,814,801

SHORT-TERM INVESTMENTS (3.6%)(a)
		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset-backed commercial paper 4.397%, 2/10/25		$60,000,000	$59,927,398
Barclays Bank PLC commercial paper 4.354%, 2/6/25 (United Kingdom)		75,000,000	74,945,606
Fairway Finance Co., LLC asset-backed commercial paper 4.312%, 2/3/25 (Canada)		38,000,000	37,986,277
Putnam Short Term Investment Fund Class P 4.54%(AFF)	Shares	210,332,717	210,332,717
Interest in $385,000,000 joint tri-party repurchase agreement dated 1/31/2025 with Citigroup Global Markets, Inc. due 2/3/2025 - maturity value of $209,238,647 for an effective yield of 4.340% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 3.625% to 4.250% and due dates ranging from 8/31/2029 to 11/15/2034, valued at $392,700,023)		$209,163,000	209,163,000
Interest in $300,000,000 joint tri-party repurchase agreement dated 1/31/2025 with JPMorgan Securities, LLC due 2/3/2025 - maturity value of $200,072,333 for an effective yield of 4.340% (collateralized by with a coupon rate of 0.250% and a due date of 8/31/2025, valued at $306,110,754)		200,000,000	200,000,000
Interest in $360,000,000 joint tri-party repurchase agreement dated 1/31/2025 with Barclays Capital, Inc. due 2/3/2025 - maturity value of $200,072,333 for an effective yield of 4.340% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.500% to 5.000% and due dates ranging from 8/31/2025 to 8/31/2027, valued at $367,332,861)		200,000,000	200,000,000
Interest in $300,000,000 joint tri-party repurchase agreement dated 1/31/2025 with Bank of Montreal due 2/3/2025 - maturity value of $200,072,333 for an effective yield of 4.340% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.500% to 6.000% and due dates ranging from 2/1/2032 to 3/1/2063, valued at $306,110,670)		200,000,000	200,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.33%(P)	Shares	17,278,970	17,278,970
Totalenergies Capital SA commercial paper 4.357%, 2/13/25 (France)		$50,000,000	49,921,012
U.S. Treasury Bills 4.382%, 2/13/25(SEG)(SEGSF)		30,700,000	30,663,814
U.S. Treasury Bills 4.322%, 3/25/25(SEG)		1,000,000	994,139
U.S. Treasury Bills 4.305%, 4/22/25(SEG)		2,800,000	2,774,672

Total short-term investments (cost $1,294,005,960)			$1,293,987,605
TOTAL INVESTMENTS

Total investments (cost $25,266,619,109)			$35,880,943,558

	FORWARD CURRENCY CONTRACTS at 1/31/25 (aggregate face value $2,037,575,795) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	3/19/25	$35,230,838	$35,703,527	$472,689
	Barclays Bank PLC
		British Pound	Sell	3/19/25	178,465,628	182,544,459	4,078,831
		Euro	Sell	3/19/25	134,698,601	136,505,192	1,806,591
	Citibank, N.A.
		British Pound	Sell	3/19/25	145,423,132	148,731,387	3,308,255
		Euro	Sell	3/19/25	444,907	446,212	1,305
	Goldman Sachs International
		British Pound	Sell	3/19/25	179,113,260	183,161,209	4,047,949
		Euro	Sell	3/19/25	44,419,318	45,011,015	591,697
	HSBC Bank PLC
		British Pound	Sell	3/19/25	16,054,802	16,191,048	$136,246
		Euro	Sell	3/19/25	106,490,646	108,013,669	1,523,023
	HSBC Bank USA, National Association
		British Pound	Buy	3/19/25	16,054,566	16,191,048	(136,482)
		British Pound	Sell	3/19/25	16,054,566	16,420,657	366,091
		Euro	Buy	3/19/25	106,512,101	108,013,669	(1,501,568)
		Euro	Sell	3/19/25	106,512,101	107,527,918	1,015,817
	JPMorgan Chase Bank N.A.
		British Pound	Sell	3/19/25	27,627,628	28,253,036	625,408
		Euro	Sell	3/19/25	76,026,345	77,039,508	1,013,163
	Morgan Stanley & Co. International PLC
		Euro	Sell	3/19/25	278,222,376	283,438,528	5,216,152
	NatWest Markets PLC
		British Pound	Buy	3/19/25	30,154,611	30,413,586	(258,975)
		British Pound	Sell	3/19/25	30,154,611	30,832,129	677,518
		Euro	Buy	3/19/25	2,066,741	2,101,769	(35,028)
		Euro	Sell	3/19/25	2,066,741	2,093,949	27,208
	State Street Bank and Trust Co.
		British Pound	Sell	3/19/25	88,401,269	90,384,372	1,983,103
		Euro	Sell	3/19/25	54,002,913	54,753,700	750,787
	Toronto-Dominion Bank
		British Pound	Sell	3/19/25	30,155,054	30,411,738	256,684
	UBS AG
		British Pound	Sell	3/19/25	48,756,249	49,849,800	1,093,551
		Euro	Sell	3/19/25	132,441,944	134,234,832	1,792,888
	WestPac Banking Corp.
		British Pound	Sell	3/19/25	30,612,884	31,305,055	692,171
		Euro	Buy	3/19/25	87,846,534	88,002,783	(156,249)

	Unrealized appreciation						31,477,127

	Unrealized (depreciation)						(2,088,302)

	Total						$29,388,825
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/25 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	691	$208,700,312	$209,623,488	Mar-25	$(187,594)

Unrealized appreciation					—

Unrealized (depreciation)					(187,594)

Total					$(187,594)

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2024 through January 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
Putnam Large Cap Value Fund (the fund) is a Massachusetts business trust, which is registered under the 1940 Act as a diversified open-end management investment company.
The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $35,948,467,338.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 10/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/25
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$163,111,725	$163,111,725	$218,663	$—
	Putnam Short Term Investment Fund Class P‡	250,332,717	5,000,000	45,000,000	2,788,219	210,332,717

	Total Short-term investments	$250,332,717	$168,111,725	$208,111,725	$3,006,882	$210,332,717
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund did not have any securities on loan.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,912,466.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $251,622.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $825,567,701 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $256,142 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $251,622 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,088,866,253	$—	$—
Consumer discretionary	1,860,638,757	—	—
Consumer staples	4,163,469,457	—	—
Energy	1,674,340,536	430,781,548	—
Financials	6,963,809,802	451,219,986	—
Health care	5,567,098,495	487,652,287	—
Industrials	4,360,865,139	—	—
Information technology	2,832,081,053	—	—
Materials	2,460,946,915	—	—
Real Estate	736,895,231	—	—
Utilities	1,505,475,693	—	—

Total common stocks	33,214,487,331	1,369,653,821	—
U.S. treasury obligations	—	2,814,801	—
Short-term investments	17,278,970	1,276,708,635	—

Totals by level	$33,231,766,301	$2,649,177,257	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$29,388,825	$—
Futures contracts	(187,594)	—	—

Totals by level	$(187,594)	$29,388,825	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com